Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
September 30, 2023

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year-to-Date	7
Selected Average Balances by Currency - Rates Earned and Paid	8
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	11
Assets Under Custody and/or Administration	12
Assets Under Management	13
Industry Flow Data by Asset Class	14
Line of Business Information	15
Allowance for Credit Losses	16

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	17
Reconciliation of Pre-tax Margin Excluding Notable Items	20
Reconciliations of Constant Currency FX Impacts	21

Capital:
Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity	22
Regulatory Capital	23

This financial information should be read in conjunction with State Street's news release dated October 18, 2023.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2019	2020	2021	2022
Year ended December 31:
Total fee revenue	$9,147	$9,499	$10,012	$9,606
Net interest income	2,566	2,200	1,905	2,544
Other income	43	4	110	(2)
Total revenue	11,756	11,703	12,027	12,148
Provision for credit losses	10	88	(33)	20
Total expenses	9,034	8,716	8,889	8,801
Income before income tax expense	2,712	2,899	3,171	3,327
Income tax expense	470	479	478	553
Net income	2,242	2,420	2,693	2,774
Net income available to common shareholders	$2,009	$2,257	$2,572	$2,660
Per common share:
Diluted earnings per common share	$5.38	$6.32	$7.19	$7.19
Average diluted common shares outstanding (in thousands)	373,666	357,106	357,962	370,109
Cash dividends declared per common share	$1.98	$2.08	$2.18	$2.40
Closing price per share of common stock (at year end)	79.10	72.78	93.00	77.57
Average balance sheet:
Investment securities	$91,768	$109,175	$111,730	$111,929
Total assets	223,334	269,334	299,743	286,430
Total deposits	158,262	193,225	235,404	222,874
Ratios and other metrics:
Return on average common equity	9.4%	10.0%	10.7%	11.1%
Pre-tax margin	23.1	24.8	26.4	27.4
Pre-tax margin, excluding notable items(1)	25.8	26.3	27.6	28.4
Net interest margin, fully taxable-equivalent basis	1.42	0.97	0.74	1.03
Common equity tier 1 ratio(2)(3)	11.7	12.3	14.3	13.6
Tier 1 capital ratio(2)(3)	14.5	14.4	16.1	15.4
Total capital ratio(2)(3)	15.6	15.3	17.5	16.8
Tier 1 leverage ratio(2)	6.9	6.4	6.1	6.0
Supplementary leverage ratio(2)	6.1	8.1	7.4	7.0
Assets under custody and/or administration (in trillions)	$34.36	$38.79	$43.68	$36.74
Assets under management (in trillions)	3.12	3.47	4.14	3.48

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23	2022	2023	YTD2023 vs. YTD2022

Fee revenue:
Back office servicing fees	$1,268	$1,205	$1,126	$1,115	$1,131	$1,164	$1,138	1.1%	(2.2)%	$3,599	$3,433	(4.6)%
Middle office services	100	92	93	88	86	95	96	3.2	1.1	285	277	(2.8)
Servicing fees	1,368	1,297	1,219	1,203	1,217	1,259	1,234	1.2	(2.0)	3,884	3,710	(4.5)
Management fees	520	490	472	457	457	461	479	1.5	3.9	1,482	1,397	(5.7)
Foreign exchange trading services	359	331	319	367	342	303	313	(1.9)	3.3	1,009	958	(5.1)
Securities finance	96	107	110	103	109	117	103	(6.4)	(12.0)	313	329	5.1
Front office software and data	138	126	127	159	109	162	130	2.4	(19.8)	391	401	2.6
Lending related and other fees	63	62	57	57	56	59	58	1.8	(1.7)	182	173	(4.9)
Software and processing fees	201	188	184	216	165	221	188	2.2	(14.9)	573	574	0.2
Other fee revenue	29	(43)	(5)	18	45	58	44	nm	(24.1)	(19)	147	nm
Total fee revenue	2,573	2,370	2,299	2,364	2,335	2,419	2,361	2.7	(2.4)	7,242	7,115	(1.8)
Net interest income:
Interest income	521	704	1,101	1,762	2,027	2,232	2,328	nm	4.3	2,326	6,587	nm
Interest expense	12	120	441	971	1,261	1,541	1,704	nm	10.6	573	4,506	nm
Net interest income	509	584	660	791	766	691	624	(5.5)	(9.7)	1,753	2,081	18.7
Other income:
Gains (losses) related to investment securities, net	(1)	(1)	—	—	—	—	(294)	nm	nm	(2)	(294)	nm
Total other income	(1)	(1)	—	—	—	—	(294)	nm	nm	(2)	(294)	nm
Total revenue	3,081	2,953	2,959	3,155	3,101	3,110	2,691	(9.1)	(13.5)	8,993	8,902	(1.0)
Provision for credit losses	—	10	—	10	44	(18)	—	nm	nm	10	26	nm
Expenses:
Compensation and employee benefits	1,232	1,046	1,042	1,108	1,292	1,123	1,082	3.8	(3.7)	3,320	3,497	5.3
Information systems and communications	423	392	399	416	414	405	411	3.0	1.5	1,214	1,230	1.3
Transaction processing services	264	240	227	240	239	235	241	6.2	2.6	731	715	(2.2)
Occupancy	95	96	97	106	94	103	101	4.1	(1.9)	288	298	3.5
Acquisition and restructuring costs	9	12	13	31	—	—	—	nm	nm	34	—	nm
Amortization of other intangible assets	61	60	58	59	60	60	60	3.4	—	179	180	0.6
Other	243	262	274	296	270	286	285	4.0	(0.3)	779	841	8.0
Total expenses	2,327	2,108	2,110	2,256	2,369	2,212	2,180	3.3	(1.4)	6,545	6,761	3.3
Income before income tax expense	754	835	849	889	688	916	511	(39.8)	(44.2)	2,438	2,115	(13.2)
Income tax expense	150	88	159	156	139	153	89	(44.0)	(41.8)	397	381	(4.0)
Net income	$604	$747	$690	$733	$549	$763	$422	(38.8)	(44.7)	$2,041	$1,734	(15.0)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23	2022	2023	YTD2023 vs. YTD2022
Adjustments to net income:
Dividends on preferred stock	$(20)	$(35)	$(21)	$(36)	$(23)	$(37)	$(24)	(14.3)%	35.1%	$(76)	$(84)	(10.5)%
Earnings allocated to participating securities	(1)	—	—	(1)	(1)	—	—	nm	nm	(1)	(1)	—
Net income available to common shareholders	$583	$712	$669	$696	$525	$726	$398	(40.5)	(45.2)	$1,964	$1,649	(16.0)
Per common share:
Basic earnings	$1.59	$1.94	$1.82	$1.94	$1.54	$2.20	$1.27	(30.2)	(42.3)	$5.35	$5.03	(6.0)
Diluted earnings	1.57	1.91	1.80	1.91	1.52	2.17	1.25	(30.6)	(42.4)	5.28	4.97	(5.9)
Average common shares outstanding (in thousands):
Basic	366,542	367,375	367,789	359,200	341,106	329,383	313,147	(14.9)	(4.9)	367,240	327,776	(10.7)
Diluted	372,037	372,123	372,418	363,923	345,472	333,540	317,329	(14.8)	(4.9)	372,194	332,011	(10.8)
Cash dividends declared per common share	$0.57	$0.57	$0.63	$0.63	$0.63	$0.63	$0.69	9.5	9.5	$1.77	$1.95	10.2
Closing price per share of common stock (as of quarter end)	87.12	61.65	60.81	77.57	75.69	73.18	66.96	10.1	(8.5)	60.81	66.96	10.1
Book value per common share	$66.05	$64.72	$64.33	$66.51	$67.69	$69.01	$70.14	9.0	1.6	$64.33	$70.14	9.0
Tangible book value per common share(1)	42.00	41.25	41.41	42.03	42.34	42.68	43.07	4.0	0.9	41.41	43.07	4.0
Balance sheet averages:
Investment securities	$119,286	$113,929	$108,875	$105,804	$107,089	$107,550	$104,995	(3.6)	(2.4)	$113,992	$106,537	(6.5)
Total assets	295,010	291,435	275,168	284,346	277,492	274,972	267,727	(2.7)	(2.6)	287,132	273,361	(4.8)
Total deposits	233,268	228,417	213,302	216,799	210,320	205,831	197,869	(7.2)	(3.9)	224,922	204,628	(9.0)

Ratios and other metrics:
Effective tax rate	19.9%	10.5%	18.7%	17.6%	20.2%	16.7%	17.4%	(1.3)%	pts	0.7%	pts	16.3%	18.0%	1.7%	pts
Return on average common equity	9.5	12.1	11.2	11.8	9.3	13.0	7.3	(3.9)		(5.7)		10.9	9.9	(1.0)
Return on average tangible common equity(2)	14.7	17.3	17.3	17.7	14.6	18.0	16.5	(0.8)		(1.5)		17.1	15.9	(1.2)
Pre-tax margin	24.5	28.3	28.7	28.2	22.2	29.5	19.0	(9.7)		(10.5)		27.1	23.8	(3.3)
Pre-tax margin, excluding notable items(3)	24.8	28.7	29.1	30.9	22.2	29.5	27.0	(2.1)		(2.5)		27.5	26.2	(1.3)
Net interest margin, fully taxable-equivalent basis	0.80	0.94	1.11	1.29	1.31	1.19	1.12	0.01		(0.07)		0.95	1.21	0.26
Common equity tier 1 ratio(4)(5)	11.9	12.9	13.2	13.6	12.1	11.8	11.0	(2.2)		(0.8)		13.2	11.0	(2.2)
Tier 1 capital ratio(4)(5)	13.4	14.6	14.9	15.4	13.8	13.6	12.7	(2.2)		(0.9)		14.9	12.7	(2.2)
Total capital ratio(4)(5)	14.8	15.9	16.2	16.8	15.2	14.9	14.0	(2.2)		(0.9)		16.2	14.0	(2.2)
Tier 1 leverage ratio(4)	5.9	6.0	6.4	6.0	6.0	5.8	5.8	(0.6)		—		6.4	5.8	(0.6)
Supplementary leverage ratio(4)	6.7	6.6	7.1	7.0	6.8	6.4	6.3	(0.8)		(0.1)		7.1	6.3	(0.8)
End-of-period securities on loan(6)	$412,162	$358,972	$353,108	$362,395	$362,438	$290,515	$280,408	(20.6)%		(3.5)%		$353,108	$280,408	(20.6)%
Assets under custody and/or administration (in billions)	41,724	38,180	35,688	36,743	37,635	39,589	40,017	12.1		1.1		35,688	40,017	12.1
Assets under management (in billions)	4,022	3,475	3,265	3,481	3,618	3,797	3,687	12.9		(2.9)		3,265	3,687	12.9

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of September 30, 2023 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) Average securities on loan were $397,522 million, $386,734 million, $365,883 million and $355,298 million in the first, second, third and fourth quarters of 2022, respectively, and $355,150 million, $298,145 million and $283,855 million in the first, second and third quarters of 2023, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of							% Change
(Dollars in millions, except per share amounts)	March 31, 2022	June 30, 2022	September 30, 2022	December 31. 2022	March 31, 2023	June 30, 2023	September 30, 2023	3Q23 vs. 3Q22	3Q23 vs. 2Q23
Assets:
Cash and due from banks	$2,976	$3,515	$2,748	$3,970	$3,698	$3,930	$4,009	45.9%	2.0%
Interest-bearing deposits with banks, net	104,010	91,360	99,199	101,593	87,935	86,048	76,756	(22.6)	(10.8)
Securities purchased under resale agreements	803	5,203	1,308	5,215	1,134	1,668	1,816	38.8	8.9
Trading account assets	754	728	685	650	695	715	725	5.8	1.4
Investment securities:
Investment securities available-for-sale, net	74,348	45,454	40,986	40,579	42,841	43,046	41,546	1.4	(3.5)
Investment securities held-to-maturity, net(1)	45,203	64,261	65,232	64,700	65,027	63,510	61,956	(5.0)	(2.4)
Total investment securities	119,551	109,715	106,218	105,279	107,868	106,556	103,502	(2.6)	(2.9)
Loans	35,141	33,565	36,113	32,150	33,916	34,123	35,436	(1.9)	3.8
Allowance for credit losses on loans(2)	86	95	97	97	115	120	119	22.7	(0.8)
Loans, net	35,055	33,470	36,016	32,053	33,801	34,003	35,317	(1.9)	3.9
Premises and equipment, net(3)	2,229	2,240	2,283	2,315	2,337	2,349	2,334	2.2	(0.6)
Accrued interest and fees receivable	3,446	3,403	3,526	3,434	3,570	3,732	3,874	9.9	3.8
Goodwill	7,582	7,465	7,351	7,495	7,530	7,544	7,487	1.9	(0.8)
Other intangible assets	1,744	1,654	1,568	1,544	1,493	1,435	1,363	(13.1)	(5.0)
Other assets	44,200	41,470	42,666	37,902	40,755	46,581	47,232	10.7	1.4
Total assets	$322,350	$300,223	$303,568	$301,450	$290,816	$294,561	$284,415	(6.3)	(3.4)
Liabilities:
Deposits:
Non-interest-bearing	$61,797	$55,062	$55,894	$46,755	$45,856	$36,455	$35,824	(35.9)	(1.7)
Interest-bearing - U.S.	104,962	107,262	105,021	111,384	108,623	122,676	118,561	12.9	(3.4)
Interest-bearing - Non-U.S.	84,284	79,589	77,321	77,325	69,152	63,185	58,616	(24.2)	(7.2)
Total deposits(4)	251,043	241,913	238,236	235,464	223,631	222,316	213,001	(10.6)	(4.2)
Securities sold under repurchase agreements	4,277	951	4,250	1,177	3,695	4,294	3,097	(27.1)	(27.9)
Short-term borrowings	18	73	109	2,097	8	53	8	(92.7)	(84.9)
Accrued expenses and other liabilities	26,866	17,989	21,326	22,525	22,427	26,516	26,124	22.5	(1.5)
Long-term debt	13,922	13,530	13,999	14,996	16,305	17,178	18,564	32.6	8.1
Total liabilities	296,126	274,456	277,920	276,259	266,066	270,357	260,794	(6.2)	(3.5)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	247	247	247	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	504	—	—
Surplus	10,762	10,757	10,760	10,730	10,724	10,729	10,735	(0.2)	0.1
Retained earnings	25,612	26,115	26,552	27,028	27,342	27,808	27,993	5.4	0.7
Accumulated other comprehensive income (loss)	(2,698)	(3,687)	(4,268)	(3,711)	(3,272)	(3,258)	(3,045)	28.7	6.5
Treasury stock, at cost(7)	(9,932)	(9,898)	(9,876)	(11,336)	(12,524)	(13,555)	(14,542)	(47.2)	(7.3)
Total shareholders' equity	26,224	25,767	25,648	25,191	24,750	24,204	23,621	(7.9)	(2.4)
Total liabilities and equity	$322,350	$300,223	$303,568	$301,450	$290,816	$294,561	$284,415	(6.3)	(3.4)

(1) Fair value of investment securities held-to-maturity	$42,834	$60,103	$58,320	$57,913	$59,139	$56,863	54,121
(2) Total allowance for credit losses including off-balance sheet commitments	107	114	114	121	162	136	134
(3) Accumulated depreciation for premises and equipment	5,530	5,652	5,772	5,745	5,918	6,035	6,148
(4) Average total deposits	233,268	228,417	213,302	216,799	210,320	205,831	197,869
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	367,114,788	367,619,353	367,967,505	349,024,167	336,461,072	322,101,110	308,583,511
(7) Treasury stock shares	136,764,854	136,260,289	135,912,137	154,855,475	167,418,570	181,778,532	195,296,131

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters														% Change
	1Q22		2Q22		3Q22		4Q22		1Q23		2Q23		3Q23		3Q23 vs. 3Q22	3Q23 vs. 2Q23
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$76,741	0.05%	$76,531	0.36%	$68,918	1.16%	$83,809	2.66%	$77,220	3.37%	$69,079	4.05%	$62,514	4.40%	(9.3)%	(9.5)%
Securities purchased under resale agreements(2)	3,150	1.31	2,022	7.47	1,470	15.55	1,843	17.72	1,643	18.94	1,634	19.82	1,639	15.75	11.5	0.3
Trading account assets	761	—	746	0.01	701	—	677	—	667	—	704	—	728	—	3.9	3.4
Investment securities:
Investment securities available-for-sale, net	75,226	0.83	54,767	0.91	43,956	1.62	40,980	2.67	42,101	3.31	43,409	3.76	42,341	4.39	(3.7)	(2.5)
Investment securities held-to-maturity, net	44,060	1.56	59,162	1.55	64,919	1.67	64,824	1.89	64,988	1.97	64,141	1.99	62,654	2.00	(3.5)	(2.3)
Total investment securities	119,286	1.10	113,929	1.24	108,875	1.65	105,804	2.19	107,089	2.50	107,550	2.71	104,995	2.97	(3.6)	(2.4)
Loans(3)	34,407	2.03	35,826	2.23	35,069	2.90	35,159	3.90	33,517	4.80	34,235	5.18	34,525	5.65	(1.6)	0.8
Other interest-earning assets	23,767	0.08	22,199	0.83	20,877	2.63	16,635	4.63	17,393	5.71	18,783	6.09	18,089	6.60	(13.4)	(3.7)
Total interest-earning assets	258,112	0.82	251,253	1.13	235,910	1.86	243,927	2.87	237,529	3.46	231,985	3.86	222,490	4.16	(5.7)	(4.1)
Cash and due from banks	4,018		3,829		3,461		3,311		3,639		3,893		3,742		8.1	(3.9)
Other assets	32,880		36,353		35,797		37,108		36,324		39,094		41,495		15.9	6.1
Total assets	$295,010		$291,435		$275,168		$284,346		$277,492		$274,972		$267,727		(2.7)	(2.6)
Liabilities:
Interest-bearing deposits:
U.S.	$100,073	0.02%	$97,273	0.26%	$94,636	1.09%	$101,056	2.20%	$105,261	3.00%	$109,015	3.48%	$110,343	3.83%	16.6	1.2
Non-U.S.(4)	83,556	(0.32)	80,055	(0.20)	72,202	0.22	71,736	0.82	66,356	1.07	64,838	1.54	58,808	1.80	(18.6)	(9.3)
Total interest-bearing deposits(4)	183,629	(0.14)	177,328	0.05	166,838	0.71	172,792	1.62	171,617	2.25	173,853	2.75	169,151	3.13	1.4	(2.7)
Securities sold under repurchase agreements	2,279	(0.02)	4,486	0.26	3,814	0.23	3,933	0.93	4,409	0.84	4,266	1.25	3,908	0.61	2.5	(8.4)
Federal funds purchased	—	—	7	0.70	—	—	—	—	119	4.70	—	—	—	—	nm	nm
Short-term borrowings	872	—	673	0.73	430	0.01	2,756	3.54	1,159	3.72	1,965	4.11	324	2.68	nm	(83.5)
Long-term debt	14,265	1.82	13,702	2.12	13,958	2.78	14,601	3.87	15,865	4.64	16,735	5.00	18,117	5.33	29.8	8.3
Other interest-bearing liabilities	2,881	1.50	2,518	3.31	2,536	6.43	2,967	11.84	3,078	13.49	3,595	11.74	4,267	11.37	68.3	18.7
Total interest-bearing liabilities	203,926	0.02	198,714	0.24	187,576	0.93	197,049	1.95	196,247	2.61	200,414	3.09	195,767	3.45	4.4	(2.3)
Non-interest bearing deposits(5)	49,639		51,089		46,464		44,007		38,703		31,978		28,718		(38.2)	(10.2)
Other liabilities	14,678		15,969		15,453		17,835		17,691		18,195		19,516		26.3	7.3
Preferred shareholders' equity	1,976		1,976		1,976		1,976		1,976		1,976		1,976		—	—
Common shareholders' equity	24,791		23,687		23,699		23,479		22,875		22,409		21,750		(8.2)	(2.9)
Total liabilities and shareholders' equity	$295,010		$291,435		$275,168		$284,346		$277,492		$274,972		$267,727		(2.7)	(2.6)

Total deposits	$233,268		$228,417		$213,302		$216,799		$210,320		$205,831		$197,869		(7.2)	(3.9)

Excess of rate earned over rate paid		0.80%		0.89%		0.92%		0.91%		0.86%		0.77%		0.70%
Net interest margin		0.80%		0.94%		1.11%		1.29%		1.31%		1.19%		1.12%
Net interest income, fully taxable-equivalent basis		$512		$587		$662		$793		$768		$691		$626
Tax-equivalent adjustment		(3)		(3)		(2)		(2)		(2)		—		(2)
Net interest income, GAAP-basis(4)		$509		$584		$660		$791		$766		$691		$624

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $55 billion, $71 billion, $73 billion and $85 billion in the first, second, third and fourth quarters of 2022, respectively, and approximately $117 billion, $140 billion and $138 billion in the first, second and third quarters of 2023, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.07%, 0.21%, 0.31% and 0.38% in the first, second, third and fourth quarters of 2022, respectively, and approximately 0.26% ,0.23% and 0.19% in the first, second and third quarters of 2023, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $34,320 million, $35,741 million, $34,974 million and $35,063 million in the first, second, third and fourth quarters of 2022 and approximately $33,422 million, $34,124 million and $34,407 million in the first, second and third quarters of 2023, respectively.

(4) Average rates includes the impact of FX swap expense of approximately ($13) million, ($3) million, $16 million and $20 million in the first, second, third and fourth quarters of 2022, respectively, and approximately ($5) million,$22 million and $24 million in the first, second and third quarters of 2023, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately (0.11)%, 0.06%, 0.68% and 1.58% in the first, second, third and fourth quarters of 2022, respectively, and approximately 2.26%, 2.70% and 3.07%, in the first, second and third quarters of 2023, respectively.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2022 and 2023, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2022		2023		YTD2023 vs YTD2022
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks, net	$74,034	0.51%	$69,551	3.91%	(6.1)%
Securities purchased under resale agreements(2)	2,208	6.39	1,639	18.16	(25.8)
Trading account assets	736	0.01	700	—	(4.9)
Investment securities:
Investment securities available-for-sale, net	57,868	1.06	42,618	3.82	(26.4)
Investment securities held-to-maturity, net	56,124	1.60	63,919	1.99	13.9
Total investment securities	113,992	1.32	106,537	2.72	(6.5)
Loans(3)	35,103	2.39	34,096	5.22	(2.9)
Other interest-earning assets	22,271	1.14	18,090	6.14	(18.8)
Total interest-earning assets	248,344	1.26	230,613	3.82	(7.1)
Cash and due from banks	3,767		3,759		(0.2)
Other assets	35,021		38,989		11.3
Total assets	$287,132		$273,361		(4.8)
Liabilities:
Interest-bearing deposits:
U.S.	$97,307	0.45	$108,225	3.45	11.2
Non-U.S.(4)	78,563	(0.11)	63,307	1.46	(19.4)
Total interest-bearing deposits(4)	175,870	0.20	171,532	2.71	(2.5)
Securities sold under repurchase agreements	3,532	0.19	4,193	0.91	18.7
Federal funds purchased	—	—	39	4.70	nm
Short-term borrowings	660	0.25	1,146	3.84	73.6
Long-term debt	13,974	2.24	16,914	5.00	21.0
Other interest-bearing liabilities	2,643	3.66	3,650	12.08	38.1
Total interest-bearing liabilities	196,679	0.39	197,474	3.05	0.4
Non-interest bearing deposits(5)	49,052		33,096		(32.5)
Other liabilities	15,370		18,474		20.2
Preferred shareholders' equity	1,976		1,976		—
Common shareholders' equity	24,055		22,341		(7.1)
Total liabilities and shareholders' equity	$287,132		$273,361		(4.8)

Total deposits	$224,922		$204,628		(9.0)

Excess of rate earned over rate paid		0.87%		0.77%
Net interest margin		0.95%		1.21%
Net interest income, fully taxable-equivalent basis		$1,761		$2,085
Tax-equivalent adjustment		(8)		(4)
Net interest income, GAAP-basis(4)		$1,753		$2,081

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $66 billion and $131 billion as of September 30, 2022 and 2023, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.21% and 0.22% for the nine months ended September 30, 2022 and 2023, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of September 30, 2022 and 2023 was approximately $35,014 million and $33,988 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately nil and $40 million for the nine months ended September 30, 2022 and 2023, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 0.20% and 2.68% for the nine month ended September 30, 2022 and 2023, respectively.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	3Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$28,645	5.34%	$17,752	3.79%	$5,805	5.14%	$10,312	2.41%	$62,514	4.40%
Total investment securities	84,506	3.10	8,815	1.81	4,773	2.80	6,901	2.90	104,995	2.97
Loans	27,770	5.67	5,139	5.28	1,061	7.00	555	5.86	34,525	5.65
Total other interest-earning assets(2)	18,226	7.57	162	3.47	56	5.69	2,012	3.14	20,456	7.10
Total interest-earning assets	$159,147	4.45	$31,868	3.48	$11,695	4.35	$19,780	2.75	$222,490	4.16

Total interest-bearing deposits(3)(4)	$107,999	4.07	$29,215	1.67	$11,385	1.29	$20,552	1.22	$169,151	3.13

Central Bank Rate(5)		5.43		3.73		5.16

	2Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$29,415	5.20%	$22,458	3.16%	$6,757	4.27%	$10,449	2.56%	$69,079	4.05%
Total investment securities	86,066	2.88	9,476	1.49	4,553	2.23	7,455	2.54	107,550	2.71
Loans	27,472	5.27	5,084	4.79	1,016	5.04	663	4.66	34,235	5.18
Total other interest-earning assets(2)	18,962	7.35	312	3.46	172	4.46	1,675	3.28	21,121	6.95
Total interest-earning assets	$161,915	4.24	$37,330	2.96	$12,498	3.60	$20,242	2.68	$231,985	3.86

Total interest-bearing deposits(3)(4)	$106,393	3.74	$32,670	1.32	$12,422	1.06	$22,368	1.11	$173,853	2.75

Central Bank Rate(5)		5.16		3.20		4.44

	3Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$23,734	2.33%	$26,382	0.01%	$7,883	1.51%	$10,919	1.16%	$68,918	1.16%
Total investment securities	89,212	1.80	7,836	0.31	3,674	1.13	8,153	1.53	108,875	1.65
Loans	28,485	3.02	4,558	1.84	1,226	3.13	800	4.18	35,069	2.90
Total other interest-earning assets(2)	21,356	3.48	157	(0.47)	13	10.64	1,522	2.35	23,048	3.38
Total interest-earning assets	$162,787	2.30	$38,933	0.28	$12,796	1.56	$21,394	1.49	$235,910	1.86

Total interest-bearing deposits(3)(4)	$95,222	1.18	$33,709	(0.25)	$14,144	0.36	$23,763	0.42	$166,838	0.71

Central Bank Rate(5)		2.37		0.08		1.61

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q22		2Q22		3Q22		4Q22		1Q23		2Q23		3Q23
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$42.9	0.72%	$30.3	0.73%	$23.5	1.33%	$21.9	2.16%	$23.1	2.74%	$24.0	3.20%	$23.2	3.82%
Asset-backed securities	6.7	0.79	6.7	1.22	6.2	2.21	5.9	3.68	5.9	4.43	5.8	5.06	5.9	5.63
Student loans	0.2	1.43	0.2	2.25	0.1	3.62	0.1	5.39	0.1	7.04	0.1	6.46	0.1	6.82
Credit cards	0.1	0.93	0.1	1.57	0.1	3.03	0.1	4.58	0.1	5.40	0.1	5.78	0.1	6.26
Auto & equipment	1.0	(0.01)	0.9	0.16	0.7	0.56	0.7	1.82	0.6	2.74	0.4	3.41	0.6	4.06
Non-U.S. residential mortgage backed securities	2.1	0.78	2.1	1.08	1.9	2.16	1.7	3.35	1.6	4.00	1.6	4.45	1.5	5.10
Collateralized loan obligation	3.2	1.06	3.2	1.59	3.1	2.63	3.1	4.23	3.2	4.91	3.3	5.60	3.4	6.18
Other	0.1	(0.37)	0.2	0.37	0.3	0.87	0.2	2.25	0.3	3.36	0.4	4.12	0.2	3.91
Mortgage-backed securities	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17	2.2	3.72	2.9	4.53	3.7	4.88
Agency MBS	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17	2.2	3.72	2.9	4.53	3.7	4.88
CMBS	9.2	0.40	8.9	0.59	8.2	1.72	7.5	3.24	6.9	4.60	6.6	5.26	6.1	5.73
Corporate bonds	3.9	1.02	2.8	1.32	2.1	1.53	2.1	1.87	2.3	2.39	2.4	2.65	2.2	3.05
Covered bonds	0.1	0.58	0.1	0.64	—	0.64	—	0.66	—	0.65	—	0.69	—	0.66
Municipal bonds	0.6	2.72	0.6	2.87	0.6	2.83	0.9	3.43	0.5	2.91	0.6	0.89	0.5	3.29
Clipper tax-exempt bonds	0.5	4.07	0.4	4.41	0.4	4.25	0.3	4.36	0.3	4.40	0.2	4.67	0.2	4.45
Other	1.6	0.86	1.5	0.98	1.1	1.17	0.6	2.55	0.9	2.83	0.9	1.79	0.5	3.93
Total available-for-sale portfolio	$75.3	0.83	$54.7	0.91	$44.0	1.62	$41.0	2.67	$42.1	3.31	$43.4	3.76	$42.3	4.39

	1Q22		2Q22		3Q22		4Q22		1Q23		2Q23		3Q23
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$3.5	1.24%	$13.7	0.72%	$18.0	0.80%	$18.0	0.84%	$18.8	0.88%	$18.9	0.88%	$18.5	0.87%
Asset-backed securities	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48	3.8	5.37	3.7	5.73	3.5	6.02
Student loans	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48	3.8	5.37	3.7	5.73	3.5	6.02
Mortgage-backed securities	30.6	1.67	35.9	1.84	37.4	1.90	37.6	2.12	37.1	2.23	36.3	2.22	35.4	2.21
Agency MBS	30.6	1.66	35.8	1.84	37.4	1.90	37.6	2.12	37.1	2.23	36.3	2.21	35.4	2.20
Non-agency MBS	—	12.22	0.1	4.45	—	13.21	—	14.43	—	16.04	—	18.87	—	20.90
CMBS	5.0	1.53	5.1	1.71	5.2	1.80	5.1	1.87	5.3	1.93	5.2	1.94	5.3	1.94
Total held-for-maturity portfolio	$44.0	1.56	$59.2	1.55	$64.9	1.67	$64.8	1.89	$65.0	1.97	$64.1	1.99	$62.7	2.00

Total investment securities	$119.3	1.10	$113.9	1.24	$108.9	1.65	$105.8	2.19	$107.1	2.50	$107.5	2.71	$105.0	2.97

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	34%	39%	23%	3%	—%	1%	—%	$22.3	53.7%	$(430)	88% / 12%
Asset-backed securities	—	92	8	—	—	—	—	6.3	15.2	(33)	0% / 100%
Student loans	—	14	86	—	—	—	—	0.1	1.6	—
Credit cards	—	100	—	—	—	—	—	0.1	1.6	—
Auto & equipment	—	67	33	—	—	—	—	0.7	11.1	(1)
Non-U.S. residential mortgage backed securities	—	94	5	—	—	1	—	1.5	23.8	(9)
Collateralized loan obligation	—	100	—	—	—	—	—	3.6	57.1	(23)
Other	—	61	39	—	—	—	—	0.3	4.8	—
Mortgage-backed securities	100	—	—	—	—	—	—	4.4	10.6	(172)	99% / 1%
Agency MBS	100	—	—	—	—	—	—	4.4	100.0	(172)
CMBS	96	4	—	—	—	—	—	5.9	14.2	(112)	2% / 98%
Corporate bonds	—	—	16	63	21	—	—	2.0	4.8	(45)	88% / 12%
Covered bonds	—	100	—	—	—	—	—	—	—	(1)	100% / 0%
Municipal bonds	—	46	54	—	—	—	—	0.3	0.7	(7)	100% / 0%
Clipper tax-exempt bonds	—	2	66	32	—	—	—	0.1	0.2	(3)	0% / 100%
Other	—	1	56	43	—	—	—	0.2	0.6	(29)	95% / 5%
Total available-for-sale portfolio	42%	36%	15%	5%	1%	1%	—%	$41.5	100.0%	$(832)	64% / 36%

Fair Value	$17.6	$14.8	$6.3	$2.1	$0.5	$0.2	$—

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	65%	14%	17%	—%	4%	—%	—%	$18.3	29.5%	$(550)	100% / 0%
Asset-backed securities	—	27	71	—	2	—	—	3.4	5.5	(70)	5% / 95%
Student loans	—	27	71	—	2	—	—	3.4	100.0	(70)
Mortgage-backed securities	100	—	—	—	—	—	—	35.1	56.6	(6,287)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	35.1	100.0	(6,305)
Non-agency MBS	—	8	2	15	22	7	46	—	—	18
CMBS	100	—	—	—	—	—	—	5.2	8.4	(928)	97% / 3%
Total held-for-maturity portfolio	84%	6%	9%	—%	1%	—%	—%	$62.0	100.0%	$(7,835)	94% / 6%

Amortized Cost	$52.0	$3.6	$5.6	$—	$0.8	$—	$—

Total Investment Securities(3)								$103.5			82% / 18%

(1) At September 30, 2023, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $601 million, after-tax unrealized loss on securities held-to-maturity of $5,661 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $567 million.

(2) At September 30, 2023, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $32 million or 0.03% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of September 30, 2023, approximately 87% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Other
Available-for-sale:
Canada	$3.8	AA	$3.2	$—	$—	$0.3	$0.3
United Kingdom	1.8	AA	1.1	0.4	0.1	0.2	—
Australia	1.4	AAA	0.3	0.8	0.1	0.2	—
Germany	1.4	AA	1.1	—	0.3	—	—
France	1.2	AA	0.2	—	0.8	0.2	—
Japan	0.7	A	0.6	—	—	0.1	—
Netherlands	0.6	AA	—	0.3	0.1	0.2	—
Austria	0.4	AA	0.4	—	—	—	—
Hong Kong	0.3	AA	0.3	—	—	—	—
Italy	0.3	AA	0.1	—	0.2	—	—
Spain	0.3	AA	0.1	—	0.1	0.1	—
Singapore	0.2	AAA	0.2	—	—	—	—
Brazil	0.2	BB	0.2	—	—	—	—
Republic of Korea	0.2	AA	0.2	—	—	—	—
Other	7.3	AAA	6.7	—	0.2	0.4	—
Total Non-U.S. Investments(3)	$20.1		$14.7	$1.5	$1.9	$1.7	$0.3
U.S. Investments	21.4
Total available-for-sale	$41.5
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Other
Held-to-maturity:
Spain	$0.8	BBB	$0.8	$—	$—	$—	$—
Belgium	0.7	AA	0.7	—	—	—	—
France	0.6	AA	0.6	—	—	—	—
Ireland	0.4	AA	0.4	—	—	—	—
Austria	0.3	AA	0.3	—	—	—	—
Germany	0.3	AA	0.3	—	—	—	—
Netherlands	0.2	AAA	0.2	—	—	—	—
Finland	0.1	AA	0.1	—	—	—	—
Canada	0.1	AA	0.1	—	—	—	—
Other	3.0	AAA	3.0	—	—	—	—
Total Non-U.S. Investments(3)	$6.5		$6.5	$—	$—	$—	$—
U.S. Investments	55.5
Total held-for-maturity	$62.0

Total Investment Portfolio	$103.5

(1) Sovereign debt is reflected in the government / agency column.
(2) As of September 30, 2023, other non-U.S. investments include supranational bonds of $6.6 billion in AFS securities and $2.9 billion in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters							% Change
(Dollars in billions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$15,140	$13,609	$11,649	$12,261	$12,748	$13,210	$13,145	12.8%	(0.5)%
Mutual funds	10,825	9,642	9,289	9,610	10,077	10,438	10,313	11.0	(1.2)
Pension products	8,191	7,764	7,669	7,734	7,871	8,037	8,255	7.6	2.7
Insurance and other products	7,568	7,165	7,081	7,138	6,939	7,904	8,304	17.3	5.1
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	$39,589	$40,017	12.1	1.1
By Asset Class:
Equities	$25,249	$21,953	$19,889	$20,575	$20,966	$22,454	$22,971	15.5	2.3
Fixed-income	11,303	10,716	10,150	10,318	10,645	10,812	10,688	5.3	(1.1)
Short-term and other investments	5,172	5,511	5,649	5,850	6,024	6,323	6,358	12.6	0.6
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	$39,589	$40,017	12.1	1.1
By Geographic Location(2):
Americas	$31,027	$28,207	$26,051	$26,981	$27,599	$28,220	$28,237	8.4	0.1
Europe/Middle East/Africa	8,103	7,498	6,990	7,136	7,396	8,658	8,987	28.6	3.8
Asia/Pacific	2,594	2,475	2,647	2,626	2,640	2,711	2,793	5.5	3.0
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	$39,589	$40,017	12.1	1.1
Assets Under Custody(3)
By Product Classification:
Collective funds, including ETFs	$13,107	$11,669	$9,932	$10,464	$10,935	$11,331	$11,250	13.3	(0.7)
Mutual funds	8,833	7,869	7,594	7,811	8,157	8,447	8,364	10.1	(1.0)
Pension products	6,576	6,215	6,204	6,247	6,355	6,485	6,679	7.7	3.0
Insurance and other products	2,931	2,856	2,748	2,714	2,706	2,778	2,820	2.6	1.5
Total Assets Under Custody	$31,447	$28,609	$26,478	$27,236	$28,153	$29,041	$29,113	10.0	0.2
By Geographic Location(2):
Americas	$23,655	$21,389	$19,581	$20,246	$21,019	$21,708	$21,578	10.2	(0.6)
Europe/Middle East/Africa	5,786	5,309	4,818	4,931	5,039	5,153	5,273	9.4	2.3
Asia-Pacific	2,006	1,911	2,079	2,059	2,095	2,180	2,262	8.8	3.8
Total Assets Under Custody	$31,447	$28,609	$26,478	$27,236	$28,153	$29,041	$29,113	10.0	0.2

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters							% Change
(Dollars in billions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$67	$62	$53	$54	$60	$59	$53	—%	(10.2)%
Passive	2,463	2,024	1,890	2,074	2,153	2,288	2,161	14.3	(5.6)
Total Equity	2,530	2,086	1,943	2,128	2,213	2,347	2,214	13.9	(5.7)
Fixed-Income:
Active	98	89	79	83	85	84	80	1.3	(4.8)
Passive	503	461	439	471	490	505	506	15.3	0.2
Total Fixed-Income	601	550	518	554	575	589	586	13.1	(0.5)
Cash(1)	393	403	410	376	375	390	434	5.9	11.3
Multi-Asset-Class Solutions:
Active	33	29	25	28	28	25	20	(20.0)	(20.0)
Passive	196	173	167	181	203	220	222	32.9	0.9
Total Multi-Asset-Class Solutions	229	202	192	209	231	245	242	26.0	(1.2)
Alternative Investments(2):
Active	51	42	35	35	35	38	21	(40.0)	(44.7)
Passive	218	192	167	179	189	188	190	13.8	1.1
Total Alternative Investments	269	234	202	214	224	226	211	4.5	(6.6)
Total Assets Under Management	$4,022	$3,475	$3,265	$3,481	$3,618	$3,797	$3,687	12.9	(2.9)
By Geographic Location:
North America	$2,878	$2,525	$2,396	$2,544	$2,648	$2,785	$2,702	12.8	(3.0)
Europe/Middle East/Africa	593	521	474	511	521	553	534	12.7	(3.4)
Asia-Pacific	551	429	395	426	449	459	451	14.2	(1.7)
Total Assets Under Management	$4,022	$3,475	$3,265	$3,481	$3,618	$3,797	$3,687	12.9	(2.9)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$84	$77	$63	$67	$73	$70	$66	4.8%	(5.7)%
Equity	940	791	734	817	841	919	886	20.7	(3.6)
Fixed-Income	134	130	121	134	141	142	142	17.4	—
Multi-Asset	1	1	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$1,159	$999	$919	$1,019	$1,056	$1,132	$1,095	19.2	(3.3)

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$(66.7)	$(277.9)	$(193.0)	$(352.6)	$(57.5)	$(113.4)	$(115.6)
Money Market	(143.4)	(35.1)	(26.0)	147.7	445.1	175.4	139.5
ETF	181.2	93.2	109.9	192.5	78.7	136.2	110.3
Total Flows	$(28.9)	$(219.8)	$(109.1)	$(12.4)	$466.3	$198.2	$134.2

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$9.7	$(79.5)	$(94.1)	$(6.2)	$47.4	$(13.2)	$(34.4)
Money Market	(68.9)	(7.3)	(11.0)	185.3	26.6	13.4	37.1
ETF	45.4	16.0	(8.6)	26.5	37.7	27.1	34.4
Total Flows	$(13.8)	$(70.8)	$(113.7)	$205.6	$111.7	$27.3	$37.1

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The third quarter of 2023 data for North America (US domiciled) includes Morningstar actuals for July and August 2023 and Morningstar estimates for September 2023.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The third quarter of 2023 data for Europe is on a rolling three month basis for June 2023 through August 2023, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	3Q22	2Q23	3Q23		3Q23 vs. 3Q22	3Q23 vs. 2Q23		3Q22		2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23		3Q22	2Q23		3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23	3Q22	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23
Servicing fees	$1,219	$1,259	$1,234		1.2%	(2.0)%		$—		$—	$—	nm	nm		$—	$—		$—	—%	—%	$1,219	$1,259	$1,234	1.2%	(2.0)%
Management fees	—	—	—		nm	nm		472		461	479	1.5	3.9		—	—		—	—	—	472	461	479	1.5	3.9
Foreign exchange trading services	293	276	278		(5.1)	0.7		26		27	35	34.6	29.6		—	—		—	—	—	319	303	313	(1.9)	3.3
Securities finance	105	109	98		(6.7)	(10.1)		5		8	5	nm	(37.5)		—	—		—	—	—	110	117	103	(6.4)	(12.0)
Software and processing fees	184	221	188		2.2	(14.9)		—		—	—	nm	nm		—	—		—	—	—	184	221	188	2.2	(14.9)
Other fee revenue	12	55	41		nm	(25.5)		(17)		3	3	nm	nm		—	—		—	—	—	(5)	58	44	nm	(24.1)
Total fee revenue	1,813	1,920	1,839		1.4	(4.2)		486		499	522	7.4	4.6		—	—		—	—	—	2,299	2,419	2,361	2.7	(2.4)
Net interest income	663	687	620		(6.5)	(9.8)		(3)		4	4	nm	nm		—	—		—	—	—	660	691	624	(5.5)	(9.7)
Total other income	—	—	—		nm	nm		—		—	—	—	—		—	—		(294)	nm	nm	—	—	(294)	nm	nm
Total revenue	2,476	2,607	2,459		(0.7)	(5.7)		483		503	526	8.9	4.6		—	—		(294)	nm	nm	2,959	3,110	2,691	(9.1)	(13.5)
Provision for credit losses	—	(18)	—		nm	nm		—		—	—	—	—		—	—		—	—	—	—	(18)	—	nm	nm
Total expenses	1,760	1,850	1,798		2.2	(2.8)		335		361	379	13.1	5.0		15	1		3	(80.0)	nm	2,110	2,212	2,180	3.3	(1.4)
Income before income tax expense	$716	$775	$661		(7.7)	(14.7)		$148		$142	$147	(0.7)	3.5		$(15)	$(1)		$(297)	nm	nm	$849	$916	$511	(39.8)	(44.2)
Pre-tax margin	28.9%	29.7%	26.9%		(2.0)%	(2.8)%	pts	30.6%		28.2%	27.9%	(2.7)%	(0.3)%	pts							28.7%	29.5%	19.0%	(9.7)%	(10.5)%	pts

	Nine Months Ended September 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2022	2023	YTD2023 vs. YTD2022		2022	2023		YTD2023 vs. YTD2022		2022	2023	YTD2023 vs. YTD2022	2022		2023	YTD2023 vs. YTD2022
Servicing fees	$3,884	$3,710	(4.5)%		$—	$—		nm		$—	$—	—%	$3,884		$3,710	(4.5)%
Management fees	—	—	nm		1,482	1,397		(5.7)		—	—	—	1,482		1,397	(5.7)
Foreign exchange trading services	948	875	(7.7)		61	83		36.1		—	—	—	1,009		958	(5.1)
Securities finance	300	310	3.3		13	19		46.2		—	—	—	313		329	5.1
Software and processing fees	573	574	0.2		—	—		nm		—	—	—	573		574	0.2
Other fee revenue	46	124	nm		(65)	23		nm		—	—	—	(19)		147	nm
Total fee revenue	5,751	5,593	(2.7)		1,491	1,522		2.1		—	—	—	7,242		7,115	(1.8)
Net interest income	1,760	2,069	17.6		(7)	12		nm		—	—	—	1,753		2,081	18.7
Total other income	(2)	—	nm		—	—		nm		—	(294)	nm	(2)		(294)	nm
Total revenue	7,509	7,662	2.0		1,484	1,534		3.4		—	(294)	nm	8,993		8,902	(1.0)
Provision for loan losses	10	26	nm		—	—		—		—	—	—	10		26	nm
Total expenses	5,452	5,626	3.2		1,051	1,126		7.1		42	9	(78.6)	6,545		6,761	3.3
Income before income tax expense	$2,047	$2,010	(1.8)		$433	$408		(5.8)		$(42)	$(303)	nm	$2,438		$2,115	(13.2)
Pre-tax margin	27.3%	26.2%	(1.1)%	pts	29.2%	26.6%		(2.6)%	pts				27.1%		23.8%	(3.3)%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters							% Change
(Dollars in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23
Allowance for credit losses:
Beginning balance	$108	$107	$114	$114	$121	$162	$136	19.3%	(16.0)%
Provision for credit losses (funded commitments)	—	11	3	2	21	12	1	nm	nm
Provision for credit losses (unfunded commitments)	—	(1)	(3)	8	(7)	(1)	(1)	(66.7)	nm
Provision for credit losses (investment securities and all other)	—	—	—	—	30	(29)	—	nm	nm
Total provision	—	10	—	10	44	(18)	—	nm	nm
Charge-offs	(1)	(3)	—	(3)	(3)	(8)	(2)	nm	nm
Ending balance(1)	$107	$114	$114	$121	$162	$136	$134	17.5	(1.5)

Allowance for credit losses:
Loans	$86	$95	$97	$97	$115	$120	$119	22.7	(0.8)
Investment securities	2	1	1	2	2	—	1	nm	nm
Unfunded (off-balance sheet) commitments	19	18	16	23	16	15	14	(12.5)	(6.7)
All other	—	—	—	(1)	29	1	—	—	nm
Ending balance(1)	$107	$114	$114	$121	$162	$136	$134	17.5	(1.5)

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

Quarters								% Change				Year-to-Date		% Change
(Dollars in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22		3Q23 vs. 2Q23		2022	2023	YTD2023 vs. YTD2022
Fee Revenue:
Total fee revenue, GAAP-basis	$2,573	$2,370	$2,299	$2,364	$2,335	$2,419	$2,361	2.7%		(2.4)%		$7,242	$7,115	(1.8)%
Less: Fee revenue(1)	—	—	—	(23)	—	—	—	—		—		—	—	—
Total fee revenue, excluding notable items	$2,573	$2,370	$2,299	$2,341	$2,335	$2,419	$2,361	2.7		(2.4)		$7,242	$7,115	(1.8)

Total Revenue:
Total revenue, GAAP-basis	$3,081	$2,953	$2,959	$3,155	$3,101	$3,110	$2,691	(9.1)%		(13.5)%		$8,993	$8,902	(1.0)%
Less: Notable items:
Fee revenue(1)	—	—	—	(23)	—	—	—	—		nm		—	—	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	294	nm		nm		—	294	nm
Total revenue, excluding notable items	$3,081	$2,953	$2,959	$3,132	$3,101	$3,110	$2,985	0.9		(4.0)		$8,993	$9,196	2.3

Expenses:
Total expenses, GAAP-basis	$2,327	$2,108	$2,110	$2,256	$2,369	$2,212	$2,180	3.3%		(1.4)%		$6,545	$6,761	3.3%
Less: Notable items:
Acquisition and restructuring costs(3)	(9)	(12)	(13)	(31)	—	—	—	nm		—		(34)	—	nm
Repositioning charges(4)	—	—	—	(70)	—	—	—	—		—		—	—	—
Total expenses, excluding notable items	2,318	2,096	2,097	2,155	2,369	2,212	2,180	4.0		(1.4)		6,511	6,761	3.8
Seasonal expenses	(208)	—	—	—	(181)	—	—	—		nm		(208)	(181)	(13.0)
Total expenses, excluding notable items and seasonal expenses	$2,110	$2,096	$2,097	$2,155	$2,188	$2,212	$2,180	4.0		(1.4)		$6,303	$6,580	4.4

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,573	$2,370	$2,299	$2,364	$2,335	$2,419	$2,361	2.7%		(2.4)%		$7,242	$7,115	(1.8)%
Total expenses, GAAP-basis	2,327	2,108	2,110	2,256	2,369	2,212	2,180	3.3		(1.4)		6,545	6,761	3.3
Fee operating leverage, GAAP-basis(5)								(0.6)%	pts	(1.0)%	pts			(5.1)%	pts

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,573	$2,370	$2,299	$2,341	$2,335	$2,419	$2,361	2.7%		(2.4)%		$7,242	$7,115	(1.8)%
Total expenses, excluding notable items (as reconciled above)	2,318	2,096	2,097	2,155	2,369	2,212	2,180	4.0		(1.4)		6,511	6,761	3.8
Fee operating leverage, excluding notable items(6)								(1.3)%	pts	(1.0)%	pts			(5.6)%	pts

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,081	$2,953	$2,959	$3,155	$3,101	$3,110	$2,691	(9.1)%		(13.5)%		$8,993	$8,902	(1.0)%
Total expenses, GAAP-basis	2,327	2,108	2,110	2,256	2,369	2,212	2,180	3.3		(1.4)		6,545	6,761	3.3
Operating leverage, GAAP-basis(7)								(12.4)%	pts	(12.1)%	pts			(4.3)%	pts

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,081	$2,953	$2,959	$3,132	$3,101	$3,110	$2,985	0.9%		(4.0)%		$8,993	$9,196	2.3%
Total expenses, excluding notable items (as reconciled above)	2,318	2,096	2,097	2,155	2,369	2,212	2,180	4.0		(1.4)		6,511	6,761	3.8
Operating leverage, excluding notable items(8)								(3.1)%	pts	(2.6)%	pts			(1.5)%	pts

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)		1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23	2022	2023	YTD2023 vs. YTD2022
Income before income tax expense:
Income before income tax expense GAAP-basis	A	$754	$835	$849	$889	$688	$916	$511	(39.8)%	(44.2)%	$2,438	$2,115	(13.2)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—	—	—			—	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	294			—	294
Acquisition and restructuring costs(3)		9	12	13	31	—	—	—			34	—
Repositioning charges(4)		—	—	—	70	—	—	—			—	—
Income before income tax expense, excluding notable items	B	$763	$847	$862	$967	$688	$916	$805	(6.6)	(12.1)	$2,472	$2,409	(2.5)

Net Income:
Net Income GAAP-basis		$604	$747	$690	$733	$549	$763	$422	(38.8)%	(44.7)%	$2,041	$1,734	(15.0)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—	—	—			—	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	294			—	294
Acquisition and restructuring costs(3)		9	12	13	31	—	—	—			34	—
Repositioning charges(4)		—	—	—	70	—	—	—			—	—
Tax impact of notable items		(2)	(3)	(3)	(21)	—	—	(79)			(8)	(79)
Net Income, excluding notable items		$611	$756	$700	$790	$549	$763	$637	(9.0)	(16.5)	$2,067	$1,949	(5.7)

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis		$583	$712	$669	$696	$525	$726	$398	(40.5)%	(45.2)%	$1,964	$1,649	(16.0)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—	—	—			—	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	294			—	294
Acquisition and restructuring costs(3)		9	12	13	31	—	—	—			34	—
Repositioning charges(4)		—	—	—	70	—	—	—			—	—
Tax impact of notable items		(2)	(3)	(3)	(21)	—	—	(79)			(8)	(79)
Net Income Available to Common Shareholders, excluding notable items		$590	$721	$679	$753	$525	$726	$613	(9.7)	(15.6)	$1,990	$1,864	(6.3)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis		$1.57	$1.91	$1.80	$1.91	$1.52	$2.17	$1.25	(30.6)%	(42.4)%	$5.28	$4.97	(5.9)%
Less: Notable items
Fee revenue(1)		—	—	—	(0.05)	—	—	—			—	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	0.68			—	0.64
Acquisition and restructuring costs(3)		0.02	0.03	0.02	0.07	—	—	—			0.07	—
Repositioning charges(4)		—	—	—	0.14	—	—	—			—	—
Diluted earnings per share, excluding notable items		$1.59	$1.94	$1.82	$2.07	$1.52	$2.17	$1.93	6.0	(11.1)	$5.35	$5.61	4.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters							% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	3Q23 vs. 3Q22		3Q23 vs. 2Q23		2022	2023	YTD2023 vs. YTD2022
Pre-tax Margin:
Pre-tax margin, GAAP-basis	24.5%	28.3%	28.7%	28.2%	22.2%	29.5%	19.0%	(9.7)%	pts	(10.5)%	pts	27.1%	23.8%	(3.3)%	pts
Less: Notable items
Fee revenue(1)	—	—	—	(0.5)	—	—	—					—	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	8.0					—	2.4
Acquisition and restructuring costs(3)	0.3	0.4	0.4	1.0	—	—	—					0.4	—
Repositioning charges(4)	—	—	—	2.2	—	—	—					—	—
Pre-tax margin, excluding notable items	24.8%	28.7%	29.1%	30.9%	22.2%	29.5%	27.0%	(2.1)		(2.5)		27.5%	26.2%	(1.3)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	9.5%	12.1%	11.2%	11.8%	9.3%	13.0%	7.3%	(3.9)%	pts	(5.7)%	pts	10.9%	9.9%	(1.0)%	pts
Less: Notable items
Fee revenue(1)	—	—	—	(0.4)	—	—	—					—	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	5.4					—	1.8
Acquisition and restructuring costs(3)	0.2	0.1	0.2	0.5	—	—	—					0.2	—
Repositioning charges(4)	—	—	—	1.1	—	—	—					—	—
Tax impact of notable items	—	—	—	(0.3)	—	—	(1.5)					—	(0.5)
Return on average common equity, excluding notable items	9.7%	12.2%	11.4%	12.7%	9.3%	13.0%	11.2%	(0.2)		(1.8)		11.1%	11.2%	0.1

Effective Tax Rate:
Effective tax rate, GAAP-basis	19.9%	10.5%	18.7%	17.6%	20.2%	16.7%	17.4%	(1.3)%	pts	0.7%	pts	16.3%	18.0%	1.7%	pts
Less: Notable items
Fee revenue(1)	—	—	—	(0.2)	—	—	—					—	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	3.5					—	1.1
Acquisition and restructuring costs(3)	0.1	0.3	0.1	0.3	—	—	—					0.1	—
Repositioning charges(4)	—	—	—	0.6	—	—	—					—	—
Effective tax rate, excluding notable items	20.0%	10.8%	18.8%	18.3%	20.2%	16.7%	20.9%	2.1		4.2		16.4%	19.1%	2.7

(1) Amount in 2022 consists of a $23 million revenue-related recovery related to settlement proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Loss on the sale of investment securities of $294 million related to the repositioning of certain investment securities.
(3) Acquisition and restructuring costs of approximately $65 million in 2022 related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing.
(4) Amount in 2022 includes $50 million of compensation and benefits expenses primarily related to streamlining the Investment Services organization, and $20 million of occupancy charges related to real estate footprint optimization.

(5) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(6) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(7) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(8) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2019	2020	2021	2022
Total revenue:
Total revenue, GAAP-basis	$11,756	$11,703	$12,027	$12,148
Less: Fees revenue	—	—	—	(23)
Less: Total other income	(44)	—	(111)	—
Total revenue, excluding notable items	11,712	11,703	11,916	12,125

Provision for credit losses	10	88	(33)	20
Total expenses:
Total expenses, GAAP-basis	9,034	8,716	8,889	8,801
Less: Notable expense items:
Acquisition and restructuring costs	(77)	(50)	(65)	(65)
Deferred incentive compensation expense acceleration	—	—	(147)	—
Legal and other	(172)	9	(18)	—
Repositioning (charges) / release	(110)	(133)	3	(70)
Total expenses, excluding notable items	8,675	8,542	8,662	8,666
Income before income tax expense, excluding notable items	$3,027	$3,073	$3,287	$3,439

Income before income tax expense, GAAP-basis	$2,712	$2,899	$3,171	$3,327

Pre-tax margin, excluding notable items	25.8%	26.3%	27.6%	28.4%
Pre-tax margin, GAAP-basis	23.1	24.8	26.4	27.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	3Q22	2Q23	3Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23	3Q23 vs. 3Q22	3Q23 vs. 2Q23
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,126	$1,164	$1,138	$17	$—	$1,121	$1,138	(0.4)%	(2.2)%
Middle office services	93	95	96	1	—	95	96	2.2	1.1
Servicing fees	1,219	1,259	1,234	18	—	1,216	1,234	(0.2)	(2.0)
Management fees	472	461	479	5	(1)	474	480	0.4	4.1
Foreign exchange trading services	319	303	313	—	—	313	313	(1.9)	3.3
Securities finance	110	117	103	—	—	103	103	(6.4)	(12.0)
Front office software and data	127	162	130	1	—	129	130	1.6	(19.8)
Lending related and other fees	57	59	58	—	—	58	58	1.8	(1.7)
Software and processing fees	184	221	188	1	—	187	188	1.6	(14.9)
Other fee revenue	(5)	58	44	—	—	44	44	nm	(24.1)
Total fee revenue	2,299	2,419	2,361	24	(1)	2,337	2,362	1.7	(2.4)
Net interest income	660	691	624	12	—	612	624	(7.3)	(9.7)
Total other income	—	—	(294)	—	—	(294)	(294)	nm	nm
Total revenue	$2,959	$3,110	$2,691	$36	$(1)	$2,655	$2,692	(10.3)	(13.4)
Expenses:
Compensation and employee benefits	$1,042	$1,123	$1,082	$17	$(2)	$1,065	$1,084	2.2	(3.5)
Information systems and communications	399	405	411	2	—	409	411	2.5	1.5
Transaction processing services	227	235	241	3	—	238	241	4.8	2.6
Occupancy	97	103	101	2	—	99	101	2.1	(1.9)
Acquisition and restructuring costs	13	—	—	—	—	—	—	nm	nm
Amortization of other intangible assets	58	60	60	1	—	59	60	1.7	—
Other	274	286	285	3	—	282	285	2.9	(0.3)
Total expenses	$2,110	$2,212	$2,180	$28	$(2)	$2,152	$2,182	2.0	(1.4)

Total expenses, excluding notable items - Non-GAAP	$2,097	$2,212	$2,180	$28	$(2)	$2,152	$2,182	2.6	(1.4)
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,055	1,089	1,098	11	—	1,087	1,098	3.0	0.8

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2022	2023	YTD2023 vs.YTD2022	2023	YTD2023 vs. YTD2022
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$3,599	$3,433	$(1)	$3,434	(4.6)%
Middle office services	285	277	—	277	(2.8)
Servicing fees	3,884	3,710	(1)	3,711	(4.5)
Management fees	1,482	1,397	—	1,397	(5.7)
Foreign exchange trading services	1,009	958	—	958	(5.1)
Securities finance	313	329	—	329	5.1
Front office software and data	391	401	—	401	2.6
Lending related and other fees	182	173	—	173	(4.9)
Software and processing fees	573	574	—	574	0.2
Other fee revenue	(19)	147	—	147	nm
Total fee revenue	7,242	7,115	(1)	7,116	(1.7)
Net interest income	1,753	2,081	7	2,074	18.3
Total other income	(2)	(294)	—	(294)	nm
Total revenue	$8,993	$8,902	$6	$8,896	(1.1)
Expenses:
Compensation and employee benefits	$3,320	$3,497	$(17)	$3,514	5.8
Information systems and communications	1,214	1,230	(1)	1,231	1.4
Transaction processing services	731	715	(1)	716	(2.1)
Occupancy	288	298	(1)	299	3.8
Acquisition and restructuring costs	34	—	—	—	nm
Amortization of other intangible assets	179	180	—	180	0.6
Other	779	841	1	840	7.8
Total expenses	$6,545	$6,761	$(19)	$6,780	3.6

Total expenses, excluding notable items - Non-GAAP	$6,511	$6,761	$(19)	$6,780	4.1
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	3,191	3,264	(2)	3,266	2.4

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,082 million in the third quarter of 2023, $1,123 million in the second quarter of 2023 and $1,042 million in the third quarter of 2022.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are provided within the Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity within this addendum.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Tangible common equity - period end:
Total shareholders' equity	$26,224	$25,767	$25,648	$25,191	$24,750	$24,204	$23,621
Less:
Preferred stock	1,976	1,976	1,976	1,976	1,976	1,976	1,976
Common shareholders' equity	24,248	23,791	23,672	23,215	22,774	22,228	21,645
Less:
Goodwill	7,582	7,465	7,351	7,495	7,530	7,544	7,487
Other intangible assets	1,744	1,654	1,568	1,544	1,493	1,435	1,363
Plus related deferred tax liabilities	497	491	486	493	496	499	497
Tangible common shareholders' equity - Non-GAAP	$15,419	$15,163	$15,239	$14,669	$14,247	$13,748	$13,292

Tangible common equity - average:
Average common shareholders' equity	$24,791	$23,687	$23,699	$23,479	$22,875	$22,409	$21,750
Less:
Average goodwill	7,599	7,501	7,405	7,422	7,505	7,536	7,540
Average other intangible assets	1,782	1,693	1,607	1,553	1,516	1,462	1,402
Plus related deferred tax liabilities	499	494	488	490	495	497	498
Average tangible common shareholders' equity - Non-GAAP	$15,909	$14,987	$15,175	$14,994	$14,349	$13,908	$13,306

Net income available to common shareholders	$583	$712	$669	$696	$525	$726	$398
Total common shares outstanding - period end (in thousands)	367,115	367,619	367,968	349,024	336,461	322,101	308,584

Return on tangible common equity - Non-GAAP	14.7%	17.3%	17.3%	17.7%	14.6%	18.0%	16.5%
Book value per common share	$66.05	$64.72	$64.33	$66.51	$67.69	$69.01	$70.14
Tangible book value per common share - Non-GAAP	42.00	41.25	41.41	42.03	42.34	42.68	43.07

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

		Basel III Advanced Approaches(1)							Basel III Standardized Approach(2)
(Dollars in millions)		1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Ratios and Supporting Calculations:
Common equity tier 1 capital	A	$15,026	$14,882	$15,126	$14,547	$14,029	$13,496	$13,004	$15,026	$14,882	$15,126	$14,547	$14,029	$13,496	$13,004
Total risk-weighted assets	B	114,969	110,447	107,771	105,359	108,296	106,521	106,846	126,725	115,404	114,682	107,227	115,582	114,022	118,096
Common equity tier 1 risk-based capital ratio	A/B	13.1%	13.5%	14.0%	13.8%	13.0%	12.7%	12.2%	11.9%	12.9%	13.2%	13.6%	12.1%	11.8%	11.0%

Tier 1 capital	C	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980
Tier 1 risk-based capital ratio	C/B	14.8%	15.3%	15.9%	15.7%	14.8%	14.5%	14.0%	13.4%	14.6%	14.9%	15.4%	13.8%	13.6%	12.7%

Total capital	D	$18,588	$18,239	$18,482	$17,899	$17,374	$16,854	$16,355	$18,693	$18,352	$18,594	$18,019	$17,535	$16,982	$16,486
Total risk-based capital ratio	D/B	16.2%	16.5%	17.1%	17.0%	16.0%	15.8%	15.3%	14.8%	15.9%	16.2%	16.8%	15.2%	14.9%	14.0%

Tier 1 capital	E	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980
Leverage exposure(3)	F	285,788	282,526	266,622	275,678	268,747	266,240	259,086	285,788	282,526	266,622	275,678	268,747	266,240	259,086
Tier 1 leverage ratio	E/F	5.9%	6.0%	6.4%	6.0%	6.0%	5.8%	5.8%	5.9%	6.0%	6.4%	6.0%	6.0%	5.8%	5.8%

On-and off-balance sheet leverage exposure		$264,616	$263,538	$250,070	$246,017	$244,049	$249,353	$246,948	$264,616	$263,538	$250,070	$246,017	$244,049	$249,353	$246,948
Less: regulatory deductions		(9,222)	(8,909)	(8,546)	(8,668)	(8,745)	(8,732)	(8,642)	(9,222)	(8,909)	(8,546)	(8,668)	(8,745)	(8,732)	(8,642)
Total leverage exposure for SLR	G	255,394	254,629	241,524	237,349	235,304	240,621	238,306	255,394	254,629	241,524	237,349	235,304	240,621	238,306
Supplementary leverage ratio(4)	E/G	6.7%	6.6%	7.1%	7.0%	6.8%	6.4%	6.3%	6.7%	6.6%	7.1%	7.0%	6.8%	6.4%	6.3%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of September 30, 2023 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of September 30, 2023 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.